UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SIZZLE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2024

SIZZLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41005	85-3418600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Georgia Avenue, NW Washington, DC	20011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 846-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	SZZLU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SZZL	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	SZZLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 18, 2024, Sizzle Acquisition Corp. (“Sizzle”) issued a press release announcing that its special meeting of stockholders (the “Meeting”) to approve its proposed initial business combination, which was originally scheduled for January 23, 2024, has been postponed to 10:00 a.m. Eastern Time, on Wednesday, January 31, 2024. At the Meeting, stockholders of Sizzle will be asked to vote on proposals to approve, among other things, its proposed initial business combination with European Lithium Limited, an Australian Public Company limited by shares (ASX: EUR) (“European Lithium”), European Lithium AT (Investments) Limited, a BVI business company incorporated in the British Virgin Islands and a direct, wholly owned subsidiary of European Lithium (“EUR BVI”), Critical Metals Corp., a BVI business company incorporated in the British Virgin Islands (“Pubco”) and Project Wolf Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Pubco (the “Proposed Business Combination”). There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Meeting.

As a result of this change, the Meeting will now be held at 10:00 a.m. Eastern Time on Wednesday, January 31, 2024, via the live webcast at https://www.cstproxy.com/sizzlespac/2024.

Also as a result of this change, Sizzle has extended the deadline for holders of Sizzle’s common stock as of the record date of December 26, 2023 (the “Record Date”) to submit their publicly held shares for redemption in connection with the Proposed Business Combination to 5:00 p.m. Eastern Time on Monday, January 29, 2024. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting Sizzle’s transfer agent Continental Stock Transfer & Trust Company to return such shares.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K (“Form 8-K”) is provided for informational purposes only and contains information with respect to the Proposed Business Combination.

In connection with the Proposed Business Combination, Pubco has filed a registration statement on Form F-4 with the SEC, which includes a preliminary proxy statement to Sizzle stockholders and a prospectus for the registration of Pubco securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). The Registration Statement has not yet been declared effective. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of Sizzle as of the record date in the future to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Stockholders of Sizzle and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Sizzle, Pubco, EUR and the Company and the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Proposed Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Sizzle Acquisition Corp., 4201 Georgia Avenue, NW, Washington, D.C. 20011, Attn: Steve Salis, Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

Participants in the Solicitation

Sizzle, EUR, Pubco and the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Sizzle’s stockholders in connection with the Proposed Business Combination. Sizzle’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Sizzle in Sizzle’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, filed with the SEC on March 28, 2023, or its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, filed with the SEC on May 15, 2023, or its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the SEC on November 17, 2023 as well as information in its definitive proxy statement filed on July 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Sizzle’s shareholders in connection with the Proposed Business Combination are and will be set forth in the proxy statement/prospectus for the Proposed Business Combination, accompanying the Registration Statement, which Pubco has filed with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Sizzle’s, Pubco’s and the Company’s and/or EUR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete definitive documentation in connection with the Term Sheet or in connection with the transactions contemplated by the Proposed Business Combination in a timely manner or at all; the risk that the transactions contemplated by the Term Sheet and/or Proposed Business Combination or other business combination may not be completed by Sizzle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against Sizzle, Pubco, EUR or the Company or others following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the Proposed Business Combination by the shareholders of Sizzle or EUR; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the Proposed Business Combination; the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; the effect of the announcement or pendency of the Proposed Business Combination on EUR and the Company’s business relationships, operating results, current plans and operations of EUR, Pubco and the Company; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of Pubco to grow and manage growth profitably; the possibility that Sizzle, Pubco, EUR and/or the Company may be adversely affected by other economic, business, and/or competitive factors; estimates by Sizzle, Pubco, EUR or the Company of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Proposed Business Combination; plans, intentions or future operations of Pubco or the Company, including relating to the finalization, completion of any studies, feasibility studies or other assessments or relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; EUR and Pubco’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Sizzle and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that neither Sizzle, Pubco nor EUR and the Company presently know, or that Sizzle, Pubco, EUR and/or the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Form 8-K. Neither Sizzle, EUR, Pubco nor the Company undertakes any obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date of this Form 8-K, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 18, 2024
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZZLE ACQUISITION CORP.

	By:	/s/ Steve Salis
	Name:	Steve Salis
	Title:	Chief Executive Officer

Dated: January 18, 2024

Exhibit 99.1

SIZZLE ACQUISITION CORP. ANNOUNCES NEW MEETING DATE FOR

SPECIAL MEETING OF STOCKHOLDERS ON

PROPOSED BUSINESS COMBINATION

WASHINGTON, D.C., January 18, 2024 – Sizzle Acquisition Corp. (Nasdaq: SZZL) (“Sizzle”) announced today that it has postponed its special meeting of stockholders (the “Meeting”) to approve its proposed initial business combination, which was originally scheduled for January 23, 2024, to 10:00 a.m. Eastern Time, on Wednesday, January 31, 2024. At the Meeting, stockholders of Sizzle will vote on proposals, as set forth in Sizzle’s definitive proxy statement/prospectus dated December 27, 2023 and filed with the U.S. Securities and Exchange Commission on December 28, 2023, to approve, among other things, its proposed initial business combination with European Lithium Limited, an Australian Public Company limited by shares (ASX: EUR) (“European Lithium”), European Lithium AT (Investments) Limited, a BVI business company incorporated in the British Virgin Islands and a direct, wholly owned subsidiary of European Lithium (“EUR BVI”), Critical Metals Corp., a BVI business company incorporated in the British Virgin Islands (“Critical Metals”) and Project Wolf Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Critical Metals (the “Proposed Business Combination”). There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Meeting.

As a result of this change, the Meeting will now be held at 10:00 a.m. Eastern Time on Wednesday, January 31, 2024, via the live webcast at https://www.cstproxy.com/sizzlespac/2024.

Also as a result of this change, Sizzle has extended the deadline for holders of Sizzle’s common stock as of the record date of December 26, 2023 (the “Record Date”) to submit their publicly held shares for redemption in connection with the Proposed Business Combination to 5:00 p.m. Eastern Time on Monday, January 29, 2024. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the Meeting by requesting Sizzle’s transfer agent Continental Stock Transfer & Trust Company to return such shares.

If stockholders have any questions or need assistance please call Sizzle’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198; (877) 870-8565 (toll free) or (206) 870-8565 (collect); or by email at ksmith@advantageproxy.com.

ABOUT SIZZLE ACQUISITION CORP.

Sizzle is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Sizzle is led by Chairman and CEO Steve Salis and Vice Chairman Jamie Karson. In addition, Sizzle’s board of directors is comprised of: Steve Salis, Jamie Karson, Carolyn Trabuco, Karen Kelley, David Perlin and Warren Thompson; and board advisors are comprised of: Rick Camac, Kevin Mulcahey and Geovannie Concepcion. For more information, please visit https://sizzlespac.com/home/default.aspx.

ABOUT CRITICAL METALS CORP.

At the closing of the Proposed Business Combination, announced on October 24, 2022, between EUR BVI, a wholly owned subsidiary of European Lithium, and Sizzle, Critical Metals is expected to be a leading lithium mining company. Critical Metals is expected to own the Wolfsberg Lithium Project, as well as a 20% interest in additional Austrian projects currently held by European Lithium Ltd. For more information, please visit https://criticalmetalscorp.com/.

ABOUT EUROPEAN LITHIUM LTD

European Lithium is a mineral exploration and development company, which owns the Project located in Carinthia, 270 km south of Vienna, Austria, via its wholly owned subsidiary, EUR BVI. European Lithium’s primary listing is on the Australian Securities Exchange (ASX: EUR) and it is also listed in Frankfurt (FRA: PF8) and USA (OTC-QB: EULIF). The Project is strategically located in Central Europe with access to established road and rail infrastructure to distribute lithium products to the major lithium consuming countries of Europe. For more information, please visit https://europeanlithium.com/.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release is provided for informational purposes only and contains information with respect to the Proposed Business Combination. In connection with the Proposed Business Combination, Critical Metals has filed a registration statement on Form F-4 with the SEC, which includes a proxy statement to be sent to Sizzle stockholders and a prospectus for the registration of Critical Metals’ securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). The definitive proxy statement/prospectus and other relevant documents will be mailed to the stockholders of Sizzle as of the Record Date for voting on the Proposed Business Combination as set forth in such proxy statement/prospectus and will contain important information about the Proposed Business Combination and related matters. Stockholders of Sizzle and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about Sizzle, Critical Metals, European Lithium and EUR BVI and the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain copies of the definitive proxy statement/prospectus and other relevant materials in connection with the Proposed Business Combination, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Sizzle Acquisition Corp., 4201 Georgia Avenue, NW, Washington, D.C. 20011, Attn: Steve Salis, Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this press release in each case is not incorporated by reference into, and is not a part of, this press release.

PARTICIPANTS IN THE SOLICITATION

This press release is not a solicitation of a proxy from any investor or securityholder. Sizzle, European Lithium, Critical Metals and EUR BVI and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Sizzle’s shareholders in connection with the Proposed Business Combination. Sizzle’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Sizzle in Sizzle’s Form 10-K filed with the SEC on March 28, 2023, Sizzle’s definitive proxy statement filed with the SEC on January 17, 2023 and Sizzle’s definitive proxy statement filed with the SEC on July 17, 2023. To the extent that holdings of Sizzle’s securities by relevant reporting persons such as officers or directors as applicable, have changed since the amounts included in Sizzle’s Form 10-K, or proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Sizzle’s shareholders in connection with the Proposed Business Combination is set forth in the proxy statement/prospectus for the Proposed Business Combination, accompanying the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination is likewise included in that Registration Statement. You may obtain free copies of these documents as described above.

NO OFFER OR SOLICITATION

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Sizzle’s, Critical Metals’, and European Lithium’s and/or EUR BVI’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this press release. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the future financial performance of Critical Metals; the growing global market demand for lithium-ion batteries and their raw material; Critical Metals’ liquidity requirements and capital resources; the ability of the parties to complete the transactions contemplated by the Proposed Business Combination in a timely manner or at all; the risk that the Proposed Business Combination or other business combination may not be completed by Sizzle’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against Sizzle, European Lithium or EUR BVI or others following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the Proposed Business Combination by the stockholders of Sizzle; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the Proposed Business Combination; the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; the effect of the announcement or pendency of the Proposed Business Combination on European Lithium’s and EUR BVI’s business relationships, operating results, current plans and operations of European Lithium and EUR BVI; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of Critical Metals to grow and manage growth profitably; the possibility that Critical Metals, European Lithium and EUR BVI may be adversely affected by other economic, business, and/or competitive factors; Critical Metals’, European Lithium’s and EUR BVI’s estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Proposed Business Combination; European Lithium’s and Critical Metals’ ability to execute on their business plans and strategy; those factors discussed in Sizzle’s Annual Report on Form 10-K for the year ended December 31, 2022 under the heading “Risk Factors,” and other documents Sizzle has filed, or will file, with the SEC; and other risks and uncertainties described from time to time in filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Sizzle and Critical Metals from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that neither Sizzle nor European Lithium and EUR BVI presently know, or that Sizzle and European Lithium and/or EUR BVI currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. Neither Sizzle, European Lithium, Critical Metals nor EUR BVI undertakes any obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date of this press release, except as required by applicable law.

Sizzle Acquisition Corp.
Investor Relations
inquiries@sizzlespac.com

Sizzle Acquisition Corp.
Media
pr@sizzlespac.com

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